--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date or earliest Event
                            Reported): March 15, 1996



         RELIABLE FINANCIAL SERVICES, INC., (as Seller) under the Deed of Constitution of Trust and Pooling and Servicing Agreement, dated February 28, 1996, providing for the issuance of the Reliable Auto Receivables Grantor Trust 1996-1, 5.80% Asset Backed Certificates, Class A and 0.72% Asset Backed Certificates, Class I.



                        RELIABLE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Puerto Rico              33-80699           66-0436232
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission       (I.R.S. Employer
    of Incorporation)          File Number)     Identification No.)


1101 Munoz Rivera
Rio Piedras, Puerto Rico                                            00908
------------------------                                            ---------
   (Address of Principal                                           (Zip Code)
     Executive Offices)

Registrant's telephone number, including area code (787) 759-2174
                                                   --------------


-------------------------------------------------------------------------------

Item 5.           Other Events.

         On February 28, 1996, Reliable Financial Services, Inc.(the "Company") entered into a Deed of Constitution of Trust and Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), by and among the Company, as seller and as servicer (the "Servicer") and Banco Popular de Puerto Rico, as trustee (the "Trustee"), standby servicer and custodian, relating to the Reliable Auto Receivables Grantor Trust 1996-1, 5.80% Asset Backed Certificates, Class A and 0.72% Asset Backed Certificates, Class I (collectively, the "Certificates"). Concurrently with each distribution to Certificateholders, the Trustee has prepared and distributed to each Certificateholder a statement setting forth certain information as provided in the Pooling and Servicing Agreement (the "Distribution Date Statement"). The Distribution Date Statements for the distributions occurring from March 1996 to August 1997 are annexed hereto as
Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Distribution Date Statements for the distributions to holders of the 5.80% Asset Backed Certificates, Class A and the 0.72% Asset Backed Certificates, Class I for the period ranging from March 1996 to August 1997.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               RELIABLE FINANCIAL SERVICES, INC., as originator of RELIABLE AUTO RECEIVABLES GRANTOR TRUST 1996-1, issuer of the 5.80% Asset Backed Certificates, Class A and
               0.72% Asset Backed Certificates, Class I



               By: Reliable Financial Services, Inc.,
                                       as Servicer*




               By:     /s/ Jose Arbona Lago
                      ---------------------------
               Name:      Jose Arbona Lago
               Title: Executive Vice President


Dated: August 27, 1997




*This report is being filed by the Servicer on behalf of the Reliable Auto Receivables Grantor Trust 1996-1 (the "Trust"). The Trust does not have officers or directors.

                                  Exhibit Index

Exhibit                                                                                                     Page
-------                                                                                                     -----
 99.1             Distribution Date Statements to holders of the 5.80% Asset Backed                          6
                  Certificates, Class A and the 0.72% Asset Backed Certificates,
                  Class I, for the distribution dates ranging from March 15,
                  1996 to August 15, 1997.